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                                                                   EXHIBIT 10.43

                FIRST MODIFICATION OF MASTER FORMATION AGREEMENT

         This FIRST MODIFICATION OF MASTER FORMATION AGREEMENT (this "Modification Agreement") is entered into as of October 30, 2000, by and among ACH FOOD COMPANIES, INC. (formerly, AC HUMKO CORP.), a Delaware corporation ("ACH"), INCON TECHNOLOGIES, INC., a Delaware corporation ("InCon"), INCON INTERNATIONAL INC., a British Virgin Islands corporation ("International"), NUTRITION TECHNOLOGY CORPORATION, a Nevada corporation ("NTC"), and BIONUTRICS, INC., a Nevada corporation ("Bionutrics"). All of the parties listed above are herein collectively called the "Parties".

                                    RECITALS

         WHEREAS, the parties entered into that certain Master Formation Agreement dated as of June 25, 1999 (the "Agreement"); and

         WHEREAS, all of the obligations of InCon under the Agreement are guaranteed by Bionutrics under the terms and provisions of that certain Guaranty from Bionutrics dated June 25, 1999, in favor of ACH (the "Guaranty"); and

         WHEREAS, under the terms of Section 7.4 of the Agreement, InCon and Bionutrics are obligated to pay to ACH an amount not to exceed US$600,000 upon the occurrence of certain events; and

         WHEREAS, Bionutrics and InCon have requested that the Agreement be modified to delete any obligation on the part of Bionutrics and InCon under
Section 7.4 of the Agreement; and

         WHEREAS, ACH is willing to release Bionutrics and InCon from their obligations under Section 7.4 of the Agreement in consideration for Bionutrics issuance to ACH of 300,000 shares of common stock of Bionutrics in accordance with the terms and provisions of the Stock Acquisition Agreement attached hereto as Exhibit B (the "Stock Acquisition Agreement"); and

         WHEREAS, the Parties desire to set forth their agreements with respect to the foregoing recitals.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

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         1. From and after the date hereof, neither Bionutrics nor InCon shall have any further obligations under the terms and provisions of Section 7.4 of the Agreement. Accordingly, Section 7.4 of the Agreement is hereby deleted in its entirety.

         2. Notwithstanding the release of Bionutrics and InCon in accordance with the foregoing provisions, Bionutrics and InCon shall remain fully liable for all of their respective obligations under the Agreement except for their obligations under Section 7.4 of the Agreement.

         3. ACH and Bionutrics hereby agree that from and after the date hereof, the Guaranty shall not cover any of the obligations of Bionutrics or InCon set forth in Section 7.4 of the Agreement.

         4. Bionutrics hereby consents to the release of Bionutrics and InCon and to the modification of the Agreement as set forth herein and agrees (i) that each of the obligations of Bionutrics and InCon under the Agreement, except for the obligations under Section 7.4 of the Agreement, shall remain unmodified by this Modification Agreement, (ii) that Bionutrics shall remain fully liable for all of the obligations of Bionutrics and InCon under the Agreement, as modified hereby, all in accordance with the terms and provisions of the Guaranty and the Agreement, and (iii) nothing contained herein shall release Bionutrics from any of its obligations under the Guaranty, except with respect to the matters set forth in Section 7.4 of the Agreement.

         5. All of the Parties consent to the release of Bionutrics and InCon from their obligations under Section 7.4 of the Agreement as set forth herein and agree that each of the obligations of the Parties under the Agreement, except for the obligations of Bionutrics and InCon under Section 7.4 of the Agreement, shall remain unmodified by this Modification Agreement.

         6. Contemporaneously herewith Bionutrics and ACH have entered into the Stock Acquisition Agreement and Bionutrics has issued the common stock covered by the Stock Acquisition Agreement, all in consideration for ACH's execution of this Modification Agreement and that certain First Modification of Members Agreement of even date herewith by and among ACH, Bionutrics and InCon Technologies, Inc., and but for the occurrence of all of same, ACH would not have entered into this Modification Agreement.

         7. The terms of this Modification Agreement shall be governed by and construed in accordance with the laws of Delaware.

         8. Except as set forth herein, all of the terms and provisions of the Agreement shall remain in full force and effect and are unmodified hereby.

         9. This Modification Agreement may be executed in counterparts, each of which shall constitute an original and all of which shall constitute one instrument.

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         IN WITNESS WHEREOF, the parties below have executed this Modification
Agreement as of the date first set forth above.


                                  ACH FOOD COMPANIES (formerly, AC HUMKO
                                  CORP.), a Delaware corporation


                                  By:      /s/ Wayne Briesemeister
                                           ------------------------------------
                                           Wayne Briesemeister
                                           Vice President

                                           "ACH"



                                  INCON TECHNOLOGIES, INC.,
                                  a Delaware corporation


                                  By:      /s/ Stephen Bradshaw
                                           ------------------------------------
                                           Stephen Bradshaw
                                           President and COO

                                                    "InCon"




                                  BIONUTRICS, INC.,
                                  a Nevada corporation


                                  By:      /s/ Ronald H. Lane
                                           ------------------------------------
                                           Ronald H. Lane
                                           President and Chief Executive Officer

                                                    "Bionutrics"

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                                  INCON INTERNATIONAL, INC.
                                  A British Virgin Islands company
                                           &
                                  NUTRITION TECHNOLOGY
                                  CORPORATION, a Nevada corporation


                                  By:    /s/ Ronald H. Lane
                                         ------------------------------------
                                  Name:  Ronald H. Lane
                                  Title: President

                                                    "NTC"

                                  and as sole Director of
                                  INCON INTERNATIONAL, INC.,
                                  a British Virgin Islands company



                                                    "International"



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